Vessel Sales and Vessel Acquisitions	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Vessel Sales and Vessel Acquisitions
Vessel Sales and Vessel Acquisitions
Vessel Sales
During 2017, the Company completed the sales of three Aframax tankers which were delivered to their respective buyers in June 2017, September 2017 and November 2017. The Company recognized an aggregate loss on sale of the vessels of $11.2 million.

In July 2017, the Company completed a $153.0 million sale-leaseback financing transaction relating to four of the Company's Suezmax tankers (note 9).

The Company's consolidated statement of (loss) income for the year ended December 31, 2016 includes an aggregate loss on sale of vessels of $20.6 million of two Medium Range (or MR) tankers and two Suezmax tankers. One MR tanker was sold in November 2016 for a sales price of $13.2 million, and the Company recognized a loss on sale of the vessel of $8.1 million. The other MR tanker was sold in August 2016 for a sales price of $14.0 million, and the Company recognized a loss on sale of the vessel of $6.6 million.

In November 2016, the Company sold two lightering support vessels related to the ship-to-ship transfer business for an aggregate sales price of $0.4 million, and recognized a gain on sale of the vessels of $0.3 million.

In October 2016, the Company entered into agreements to sell two Suezmax tankers, for an aggregate sales price of $33.8 million. The two vessels had been classified as vessels held for sale on the consolidated balance sheets as of December 31, 2016 and were written down to their agreed sales price. The Company recognized a loss on sale of vessels of $6.2 million in 2016. One Suezmax tanker was delivered to its respective buyer in January 2017. The Company recognized a loss on the sale of the vessel of $0.3 million in the three months ended March 31, 2017. In February 2017, the date of delivery of the other Suezmax tanker to its owner was extended, and as a result, the sales price was reduced by $1.3 million. The vessel sale was completed in March 2017, and the Company recognized a loss on sale of the vessel of $1.5 million in the three months ended March 31, 2017.

In November 2015, the Company sold one conventional tanker for a sales price of $11.2 million. The Company recognized a gain on sale of the vessel of $0.8 million in the year ended December 31, 2015.
Vessel Acquisitions
In August 2015, the Company agreed to acquire 12 modern Suezmax tankers from Principal Maritime. As of December 31, 2015, all 12 of the vessels had been delivered for a total purchase price of $661.3 million, consisting of $612.0 million in cash and approximately 7.2 million shares of the Company’s Class A common stock which were directly issued to Principal Maritime and which are treated as a non-cash transaction in the consolidated statements of cash flow. The value of these shares was approximately $49.3 million. To finance the cash portion of the acquisition price, the Company secured a $397.2 million loan facility with a maturity date of January 29, 2016. The loan was fully drawn as of December 31, 2015. In addition, the Company issued approximately 13.6 million shares of its Class A common stock for net proceeds of $90.6 million, including approximately 4.5 million shares which were issued to Teekay (note 4). The Company financed the remainder of the cash purchase price with existing liquidity. The loan facility was refinanced in January 2016 (note 8).